UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 17, 2005

                           ORTHOFIX INTERNATIONAL N.V.
               (Exact name of registrant as specified in charter)


NETHERLANDS ANTILLES                                    0-19961                 N/A
(State or other                                (Commission File Number)         (I.R.S. Employer
jurisdiction of incorporation)                                                  Identification No.)


7 Abraham de Veerstraat, Curacao, Netherlands Antilles                          N/A
(Address of principal executive offices)                                        (Zip Code)


     Registrant's telephone number, including area code: 011-59-99-465-8525

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition
           ---------------------------------------------

    On February 17, 2005, Orthofix International N.V. issued a press release announcing, among other things, its preliminary sales results for the fourth quarter and full fiscal year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits
           ---------------------------------

    (c)    Exhibits
              99.1 Press release of Orthofix International N.V. dated February 17, 2005


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


                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ORTHOFIX INTERNATIONAL N.V.

                                  By: /s/ Thomas Hein
                                  -------------------------------------
                                  Name:  Thomas Hein
                                  Title: Chief Financial Officer



Date:  February 17, 2005


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